                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1999, (99-3), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1999 to June 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 25th day of June, 1999.

                                       GREEN TREE FINANCIAL CORP.

                                       BY: /s/ Phyllis A. Knight
                                           ----------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
          4.948%, 5.51%,5.80%, 5.95%, 6.16%, 6.50%, 6.74% 7.06%*, 6.53%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
               CLASS A1, A2, A3, A4, A5, A6, A7,A8,A9 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99

                                                CUSIP NO.# 393505-W99, X23, X31,
                                                    X49, X56, X64, X72, X80, X98
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 07/01/99

                                                                                        Total $          Per $1,000
                                                                                         Amount           Original
                                                                                     --------------     ------------
CLASS A CERTIFICATES
--------------------
(1a)  Amount available( including Monthly Servicing Fee)                              16,858,019.29
                                                                                     --------------
 (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn for prior Remittance Date                           0.00
                                                                                     --------------
 (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
      Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
      Remittance Date                                                                 16,858,019.29
                                                                                     --------------
 (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                        0.00
                                                                                     --------------
A.    Interest
      (2)  Aggregate  interest
           a. Class A-1 Remittance Rate (4.948%)                                              4.948%
                                                                                     --------------
           b. Class A-1 Interest                                                         107,275.39       4.81055561
                                                                                     --------------     ------------
           c. Class A-2 Remittance Rate (5.51%)                                                5.51%
                                                                                     --------------
           d. Class A-2 Interest                                                         228,971.11       5.20388886
                                                                                     --------------     ------------
           e. Class A-3 Remittance Rate (5.80%)                                                5.80%
                                                                                     --------------
           f. Class A-3 Interest                                                         314,972.22       5.47777774
                                                                                     --------------     ------------
           g. Class A-4 Remittance Rate (5.95%)                                                5.95%
                                                                                     --------------
           h. Class A-4 Interest                                                         230,397.22       5.61944439
                                                                                     --------------     ------------
           i. Class A-5 Remittance Rate (6.16%)                                                6.16%
                                                                                     --------------
           j. Class A-5 Interest                                                         582,941.33       5.81777774
                                                                                     --------------     ------------
           k. Class A-6 Remittance Rate (6.50%)                                                6.50%
                                                                                     --------------
           l. Class A-6 Interest                                                         135,055.56       6.13888909
                                                                                     --------------     ------------
           m. Class A-7 Remittance Rate (6.74%)                                                6.74%
                                                                                     --------------
           n. Class A-7 Interest                                                         372,385.00       6.36555556
                                                                                     --------------     ------------
           o. Class A-8 Remittance Rate 7.06%,(unless                                          7.06%
              the Weighted Average Contract Rate is                                  --------------
              less than 7.06%)

           p. Class A-8 Interest                                                         496,749.44       6.66777772
                                                                                     --------------     ------------
           q. Class A-9 Remittance Rate 6.53%,(unless                                          6.53%
              the Weighted Average Contract Rate is                                  --------------
              less than 6.53%)

           r. Class A-9 Interest                                                       1,541,805.56       6.16722224
                                                                                     --------------     ------------
      (3)  Amount applied to:
           a. Unpaid Class A Interest Shortfall                                                0.00                0
                                                                                     --------------     ------------
      (4)  Remaining:
           a. Unpaid Class A Interest Shortfall                                                0.00                0
                                                                                     --------------     ------------
B.    Principal
      (5)  Formula Principal Distribution  Amount                                      9,628,415.09              N/A
                                                                                     --------------     ------------
           a. Scheduled Principal                                                        880,813.14              N/A
                                                                                     --------------     ------------
           b. Principal Prepayments                                                    6,960,963.31              N/A
                                                                                     --------------     ------------
           c. Liquidated Contracts                                                             0.00              N/A
                                                                                     --------------     ------------
           d. Repurchases                                                                      0.00              N/A
                                                                                     --------------     ------------
           e. Current Month Advanced Principal                                         1,786,638.64              N/A
                                                                                     --------------     ------------
           f.  Prior Month Advanced Principal                                                  0.00              N/A
                                                                                     --------------     ------------
      (6)  Pool Scheduled Principal Balance                                          792,158,223.55
                                                                                     --------------
     (6b)  Adjusted Pool Principal Balance                                           790,371,584.91     987.96448114
                                                                                     --------------     ------------
     (6c)  Pool Factor                                                                   0.98796448
                                                                                     --------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
          4.948%, 5.51%,5.80%, 5.95%, 6.16%, 6.50%, 6.74% 7.06%*, 6.53%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
               CLASS A1, A2, A3, A4, A5, A6, A7,A8,A9 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99
                                     PAGE 2

                                                 CUSIP NO.#393505-W99, X23, X31,
                                                    X49, X56, X64, X72, X80, X98
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 07/01/99

      (7)  Unpaid Class A Principal Shortfall
           (if any) following prior Remittance Date                                            0.00
                                                                                     --------------
      (8)  Class A Percentage for such Remittance Date                                        92.00%
                                                                                     --------------
      (9)  Class A Percentage for the following  Remittance Date                              91.90%
                                                                                     --------------
     (10)  Class A  Principal Distribution:
           a. Class A-1                                                                6,036,053.42     270.67504126
                                                                                     --------------     ------------
           b. Class A-2                                                                        0.00       0.00000000
                                                                                     --------------     ------------
           c. Class A-3                                                                        0.00       0.00000000
                                                                                     --------------     ------------
           d. Class A-4                                                                        0.00       0.00000000
                                                                                     --------------     ------------
           e. Class A-5                                                                        0.00       0.00000000
                                                                                     --------------     ------------
           g. Class A-6                                                                        0.00       0.00000000
                                                                                     --------------     ------------
           h. Class A-7                                                                        0.00       0.00000000
                                                                                     --------------     ------------
           I.  Class A-8                                                                       0.00       0.00000000
                                                                                     --------------     ------------
           j.  Class A-9                                                               3,592,361.67      14.36944668
                                                                                     --------------     ------------

     (11)  Class A-1 Principal Balance                                                16,263,946.58     729.32495874
                                                                                     --------------     ------------
    (11a)  Class A-1 Pool Factor                                                         0.72932496
                                                                                     --------------
     (12)  Class A-2 Principal Balance                                                44,000,000.00     1000.0000000
                                                                                     --------------     ------------
    (12a)  Class A-2 Pool Factor                                                         1.00000000
                                                                                     --------------
     (13)  Class A-3 Principal Balance                                                57,500,000.00     1000.0000000
                                                                                     --------------     ------------
    (13a)  Class A-3 Pool Factor                                                         1.00000000
                                                                                     --------------
     (14)  Class A-4 Principal Balance                                                41,000,000.00     1000.0000000
                                                                                     --------------     ------------
    (14a)  Class A-4 Pool Factor                                                         1.00000000
                                                                                     --------------
     (15)  Class A-5 Principal Balance                                               100,200,000.00     1000.0000000
                                                                                     --------------     ------------
    (15a)  Class A-5 Pool Factor                                                         1.00000000
                                                                                     --------------
     (16)  Class A-6 Principal Balance                                                22,000,000.00     1000.0000000
                                                                                     --------------     ------------
    (16a)  Class A-6 Pool Factor                                                         1.00000000
                                                                                     --------------
     (17)  Class A-7 Principal Balance                                                58,500,000.00     1000.0000000
                                                                                     --------------     ------------
    (17a)  Class A-7 Pool Factor                                                         1.00000000
                                                                                     --------------
     (18)  Class A-8 Principal Balance                                                74,500,000.00     1000.0000000
                                                                                     --------------     ------------
    (18a)  Class A-8 Pool Factor                                                         1.00000000
                                                                                     --------------
     (19)  Class A-9 Principal Balance                                               246,407,638.33      985.6305533
                                                                                     --------------     ------------
    (19a)  Class A-9 Pool Factor                                                         0.98563055
                                                                                     --------------
     (18)  Unpaid Class A Principal Shortfall
           (if any)following current Remittance Date                                           0.00
                                                                                     --------------
     (19)  Additional Principal Distribution Amount
                                                                                     --------------
C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date
           (20)  31-59 days                                                              968,941.18               31
                                                                                     --------------     ------------
           (21)  60 days or more                                                         431,875.46                5
                                                                                     --------------     ------------
           (22) Current Month Repossessions                                                    0.00                0
                                                                                     --------------     ------------
           (23)  Repossession Inventory                                                        0.00                0
                                                                                     --------------     ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
          4.948%, 5.51%,5.80%, 5.95%, 6.16%, 6.50%, 6.74% 7.06%*, 6.53%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
               CLASS A1, A2, A3, A4, A5, A6, A7,A8,A9 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99
                                     PAGE 3

                                                 CUSIP NO.#393505-W99, X23, X31,
                                                    X49, X56, X64, X72, X80, X98
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 07/01/99


Class M-1, M-2, Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2003.)

     (24)  Average Sixty - Day Delinquency Ratio Test
           (a)  Sixty - Day Delinquency Ratio for current Remittance Date                      0.18%
                                                                                     -------------
           (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
                may not exceed 4.0%)                                                          0.02%
                                                                                     -------------
     (25)  Cumulative Realized Losses Test
           (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
                5.5% from April 1, 2003 to March 31, 2004,
                7.0% from April 1, 2004 to March 31, 2005; 9.0%  from
                April 1, 2005 to March 31, 2006 and 10.5% thereafter)                         0.00%
                                                                                     -------------
     (26)  Current Realized Losses Test
           (a)  Current Realized Losses for current Remittance Date                           0.00
                                                                                     -------------
           (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
                Remittance and for current Remittance Date;
                may not exceed 2.75%)                                                         0.00%
                                                                                     -------------
     (27)  Class M-1, M-2, Principal Balance Test
           (a)  The sum of Class M-1, M2 Principal Balance and Class B Principal
                Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
                Date is greater than 24.375%                                                 16.25%
                                                                                     -------------
           (b)  The sum of Class M-2 Principal Balance and Class B Principal
                Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
                Date is greater than 16.50%                                                  11.00%
                                                                                     -------------
     (28)  Class B Principal Balance Test
           (a)  Class B Principal Balance (before any distributions on current
                Remittance Date) as of such Remittance date is greater than
                $16,000,000.00                                                       64,000,000.00
                                                                                     -------------
           (b)  Class B Principal Balance (before distributions on current
                Remittance Date) divided by pool Scheduled Principal Balance
                as of preceding Remittance Date is equal to or greater than 12.00%.           8.00%
                                                                                     -------------


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                         6.96%*, 7.20%*, 8.37%*,8.37%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99
                                     PAGE 4

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 07/01/99

                                                                                        Total $          Per $1,000
                                                                                         Amount           Original
                                                                                     --------------     ------------
CLASS M-1 CERTIFICATES
----------------------
     (29)  Amount available( including Monthly Servicing Fee)                         3,219,051.37
                                                                                     -------------
A.   Interest
     (30)  Aggregate interest
           (a)  Class M-1 Remittance Rate 6.96%, unless the
                Weighted Average Contract Rate is less than 6.96%)                            6.96%
                                                                                     -------------
           (b)  Class M-1 Interest                                                      276,080.00         6.57333333
                                                                                     -------------      -------------
           (c)  Interest on Class M-1 Adjusted Principal Balance                              0.00
                                                                                     -------------
     (31)  Amount applied to Class M-1 Interest Deficiency Amount                             0.00
                                                                                     -------------
     (32)  Remaining unpaid Class M-1 Interest Deficiency Amount                              0.00
                                                                                     -------------
     (33)  Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                                             0.00                  0
                                                                                     -------------      -------------
     (34)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall                                             0.00                  0
                                                                                     -------------      -------------
B.   Principal
     (35)  Formula Principal Distribution  Amount                                             0.00                N/A
                                                                                     -------------      -------------
           a. Scheduled Principal                                                             0.00                N/A
                                                                                     -------------      -------------
           b. Principal Prepayments                                                           0.00                N/A
                                                                                     -------------      -------------
           c. Liquidated Contracts                                                            0.00                N/A
                                                                                     -------------      -------------
           d. Repurchases                                                                     0.00                N/A
                                                                                     -------------      -------------
     (36)  Class M-1 Principal Balance                                               42,000,000.00      1000.00000000
                                                                                     -------------      -------------
    (36a)  Class M-1 Pool Factor                                                        1.00000000
                                                                                     -------------
     (37)  Class M-1 Percentage for such Remittance Date                                      0.00%
                                                                                     -------------
     (38)  Class M-1  Principal Distribution:
           a. Class M-1 (current)                                                             0.00         0.00000000
                                                                                     -------------      -------------
              b. Unpaid Class M-1 Principal Shortfall
                 (if any) following prior Remittance Date                                     0.00
                                                                                     -------------
     (39)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                                         0.00
                                                                                     -------------
     (40)  Class M-1 Percentage for the following Remittance Date                             0.00%
                                                                                     -------------
     (41)  Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount                                              0.00
                                                                                     -------------
           (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                                               0.00
                                                                                     -------------
           (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                                                0.00
                                                                                     -------------
           (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                                        0.00
                                                                                     -------------
           (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                                           0.00
                                                                                     -------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                         6.96%*, 7.20%*, 8.37%*,8.37%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99
                                     PAGE 5

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 07/01/99

                                                                                        Total $          Per $1,000
                                                                                         Amount           Original
                                                                                     --------------     ------------
CLASS M-2 CERTIFICATES
----------------------
     (42)  Amount available( including Monthly Servicing Fee)                          2,942,971.37
                                                                                     --------------
     (43)  Aggregate  interest
           (a)  Class M-2 Remittance Rate 7.20%, unless the
                Weighted Average Contract Rate is less than 7.20%)                             7.20%
                                                                                     --------------
           (b)  Class M-2 Interest                                                       163,200.00        6.80000000
                                                                                     --------------     -------------
           (c)  Interest on Class M-2 Adjusted Principal Balance                               0.00
                                                                                     --------------
     (44)  Amount applied to Class M-2 Interest Deficiency Amount                              0.00
                                                                                     --------------
     (45)  Remaining unpaid Class M-2 Interest Deficiency Amount                               0.00
                                                                                     --------------
     (46)  Amount applied to:
           a. Unpaid Class M-2 Interest Shortfall                                              0.00                 0
                                                                                     --------------     -------------
     (47)  Remaining:
           a. Unpaid Class M-2 Interest Shortfall                                              0.00                 0
                                                                                     --------------     -------------
B.   Principal

     (48)  Formula Principal Distribution Amount                                               0.00               N/A
                                                                                     --------------     -------------
           a. Scheduled Principal                                                              0.00               N/A
                                                                                     --------------     -------------
           b. Principal Prepayments                                                            0.00               N/A
                                                                                     --------------     -------------
           c. Liquidated Contracts                                                             0.00               N/A
                                                                                     --------------     -------------
           d. Repurchases                                                                      0.00               N/A
                                                                                     --------------     -------------
     (49)  Class M-2 Principal Balance                                                24,000,000.00     1000.00000000
                                                                                     --------------     -------------
    (49a)  Class M-2 Pool Factor                                                         1.00000000
                                                                                     --------------
     (50)  Class M-2 Percentage for such Remittance Date                                       0.00%
                                                                                     --------------
     (51)  Class M-2  Principal Distribution:
           a. Class M-2 (current)                                                              0.00        0.00000000
                                                                                     --------------     -------------
              b. Unpaid Class M-2 Principal Shortfall
                 (if any) following prior Remittance Date                                      0.00
                                                                                     --------------
     (52)  Unpaid Class M-2 Principal Shortfall
           (if any) following current Remittance Date                                          0.00
                                                                                     --------------
     (53)  Class M-2 Percentage for the following Remittance Date                              0.00%
                                                                                     --------------
     (54)  Class M-2 Liquidation Loss Interest
           (a) Class M-2 Liquidation Loss Amount                                               0.00
                                                                                     --------------
           (b) Amount applied to Class M-2
               Liquidation Loss Interest Amount                                                0.00
                                                                                     --------------
           (c) Remaining Class M-2 Liquidation Loss
               Interest Amount                                                                 0.00
                                                                                     --------------
           (d) Amount applied to Unpaid Class M-2
               Loss Interest Shortfall                                                         0.00
                                                                                     --------------
           (e) Remaining Unpaid Class M-2
               Liquidation Loss Interest Shortfalls                                            0.00
                                                                                     --------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                         6.96%*, 7.20%*, 8.37%*,8.37%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 07/01/99


                                                                                        Total $          Per $1,000
                                                                                         Amount           Original
                                                                                     --------------     ------------
CLASS BI CERTIFICATES
---------------------
      (1)  Amount Available less the Class A
           Distribution Amount and Class M-1 Distribution
           Amount (including Monthly Servicing Fee)                                   2,779,771.37
                                                                                     -------------
      (2)  Class B-1 Adjusted Principal Balance                                               0.00
                                                                                     -------------
      (3)  Class B-1 Remittance Rate  (8.37%
           unless Weighted Average Contract Rate
           is below 8.37%)                                                                    8.37%
                                                                                     -------------
      (4)  Interest on Class B-1 Adjusted Principal Balance                                   0.00
                                                                                     -------------
      (3)  Aggregate Class B1 Interest                                                  221,340.00      7.90500000
                                                                                     -------------      ----------
      (4)  Amount applied to Unpaid
           Class B1 Interest Shortfall                                                        0.00            0.00
                                                                                     -------------      ----------
      (5)  Remaining Unpaid Class B1
           Interest Shortfall                                                                 0.00            0.00
                                                                                     -------------      ----------
      (6)  Amount applied to Class B-1
           Interest Deficiency Amount                                                         0.00
                                                                                     -------------
      (7)  Remaining Unpaid Class B-1
           Interest Deficiency Amount                                                         0.00
                                                                                     -------------
      (8)  Unpaid Class B-1 Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                     -------------
     (8a)  Class B Percentage for such Remittance Date                                        0.00
                                                                                     -------------
      (9)  Current Principal (Class B Percentage of Formula Principal
           Distribution Amount)                                                               0.00      0.00000000
                                                                                     -------------      ----------
    (10a)  Class B1 Principal Shortfall                                                       0.00
                                                                                     -------------
    (10b)  Unpaid Class B1 Principal Shortfall                                                0.00
                                                                                     -------------
     (11)  Class B Principal Balance                                                 64,000,000.00
                                                                                     -------------
     (12)  Class B1 Principal Balance                                                28,000,000.00
                                                                                     -------------
    (12a)  Class B1 Pool Factor                                                         1.00000000
                                                                                     -------------
     (13)  Class B-1 Liquidation Loss Interest
           (a)  Class B-1 Liquidation Loss Amount                                             0.00
                                                                                     -------------
           (b)  Amount Applied to Class B-1 Liquidation Loss Interest Amount                  0.00
                                                                                     -------------
           (c)  Remaining Class B-1 Liquidation Loss Interest Amount                          0.00
                                                                                     -------------
           (d)  Amount applied to Unpaid Class B-1 Liquidation Loss Interest
                Shortfall                                                                     0.00
                                                                                     -------------
           (e)  Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                0.00
                                                                                     -------------

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.96%*, 7.20%*, 8.37%*,8.37%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-3
                                 MONTHLY REPORT
                                     Jun-99
                                     PAGE 2

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 07/01/99

                                                                                        Total $          Per $1,000
                                                                                         Amount           Original
                                                                                     --------------     ------------
CLASS B2 CERTIFICATES
---------------------
     (14)  Remaining Amount Available                                                 2,558,431.37
                                                                                     -------------
     (15)  Class B-2 Remittance Rate ( 8.37%
           unless Weighted Average Contract
           Rate is less than 8.37%)                                                           8.37%
                                                                                     -------------
     (16)  Aggregate Class B2 Interest                                                  284,580.00       7.90500000
                                                                                     -------------      -----------
     (17)  Amount applied to Unpaid
           Class B2 Interest Shortfall                                                        0.00             0.00
                                                                                     -------------      -----------
     (18)  Remaining Unpaid Class B2
           Interest Shortfall                                                                 0.00             0.00
                                                                                     -------------      -----------
     (19)  Unpaid Class B2 Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                     -------------
     (20)  Class B2 Principal Liquidation Loss Amount                                         0.00
                                                                                     -------------
     (21)  Class B2 Principal (zero until class B1 paid down: thereafter,
           Class B Percentage of formula Principal Distribution Amount)                       0.00       0.00000000
                                                                                     -------------      -----------
     (22)  Guarantee Payment                                                                  0.00
                                                                                     -------------
     (23)  Class B2 Principal Balance                                                36,000,000.00
                                                                                     -------------
    (23a)  Class B2 Pool Factor                                                         1.00000000
                                                                                     -------------
     (24)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
           Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
           Amount, Class M-1 Distribution Amount, Class B-1 Distribution
           Amount and Class B-2  Distribution Amount, if the Company or
           Green Tree Financial Servicing Corp. is the Servicer)                        333,333.33
                                                                                     -------------
      (25) Class B-3I Guarantee Fee                                                   1,940,518.04
                                                                                     -------------
      (26) Class B-3I Distribution Amount                                                     0.00
                                                                                     -------------
      (27) Class B-3I Formula Distribution Amount (all Excess
           Interest plus Unpaid Class B-3I Shortfall)                                         0.00
                                                                                     -------------
      (28) Class B-3I Distribution Amount (remaining Amount Available)                        0.00
                                                                                     -------------
      (29) Class B-3I Shortfall (26-27)                                                       0.00
                                                                                     -------------
      (30) Unpaid Class B-3I Shortfall                                                        0.00
                                                                                     -------------
      (31) Class M-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                     -------------
      (32) Class B-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                     -------------
      (33) Repossessed Contracts                                                              0.00
                                                                                     -------------
      (34) Repossessed Contracts Remaining in Inventory                                       0.00
                                                                                     -------------
      (35) Weighted Average Contract Rate                                                  9.40576
                                                                                     -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.